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[ERNST & YOUNG LETTERHEAD]

                                                                    EXHIBIT 23.8

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 2000, with respect to the financial statements of KNS Holdings Limited included in the Registration Statement (Form SB-2) and related Prospectus of FutureLink Corp. dated September 22, 2000.


/s/ ERNST & YOUNG LLP
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Reading, England
September 22, 2000